UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2010
Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street Cambridge, Massachusetts	02139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 2, 2010, Idera Pharmaceuticals, Inc. (the “Company”) entered into a placement agent agreement with Rodman & Renshaw, LLC (the “Placement Agent”) relating to the Company’s registered direct offering, issuance and sale (the “Placement”) to institutional investors (the “Purchasers”) of 4,071,005 units (the “Units”) with each Unit consisting of (i) one share of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and (ii) one warrant to purchase 0.40 shares of Common Stock (the “Warrants”). The Warrants will be exercisable at any time during a five-year term commencing at issuance, at an exercise price of $3.71 per share. The above description of the placement agent agreement and the Warrants is qualified in its entirety by reference to the placement agent agreement and the form of warrant, which are filed as Exhibits 1.1 and 4.1 hereto, respectively, and are incorporated herein by reference.
     In connection with the Placement, on August 2, 2010, the Company also entered into subscription agreements with the Purchasers relating to the sale of the Units. The Purchasers have agreed to purchase the Units for a negotiated price of $3.71 per Unit, which price was calculated based on the closing bid price of the Common Stock on the Nasdaq Global Market on July 30, 2010. The above description of the subscription agreements is qualified in its entirety by reference to the form of subscription agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
     The Units are being offered and sold pursuant to a prospectus dated August 31, 2007 and a prospectus supplement, pursuant to the Company’s previously effective shelf registration statement on Form S-3 (Registration No. 333-145556).
     The legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the offering, issuance and sale of the Units is filed as Exhibit 5.1 hereto.
     The gross proceeds from the sale of the Units, before deducting the Placement Agent’s fees and other offering expenses, will be $15,103,428.55. The Company’s press release dated August 2, 2010 announcing its agreement to sell the Units is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	The following exhibits are furnished with this report on Form 8-K:

1.1	Placement Agent Agreement dated August 2, 2010, between Idera Pharmaceuticals, Inc. and Rodman & Renshaw, LLC

4.1	Form of Warrant

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

10.1	Form of Subscription Agreement

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)

99.1	Press Release dated August 2, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.
	By:	/s/ Louis J. Arcudi, III
Date: August 2, 2010		Louis J. Arcudi, III
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agent Agreement dated August 2, 2010, between Idera Pharmaceuticals, Inc. and Rodman & Renshaw, LLC

4.1	Form of Warrant

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

10.1	Form of Subscription Agreement

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)

99.1	Press Release dated August 2, 2010